UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2004 (January 29, 2004)

Sharps Compliance Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22390 (Commission File Number)	74-2657168 (IRS Employer Identification No.)
9350 Kirby Drive, Suite 300, Houston, Texas (Address of Principal Executive Offices)		77054 (Zip Code)

Registrant’s telephone number, including area code: (713) 432-0300

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

(a)	Financial Information
Not applicable.
(b)	Pro Forma Financial Information
Not applicable.
(c)	Exhibits
	Exhibit	Description
	99.1	Press Release, dated January 28, 2004

Item 12. Disclosure of Results of Operations and Financial Condition

On January 28, 2004, the Company announced its results of operations for the three and six months ended December 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections. This Current Report will not be deemed an admission by the Company as to the materiality of any information in this report that is not required to be disclosed solely by Item 12. The Company does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of January 29, 2003 and may change thereafter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPS COMPLIANCE CORP.

DATE: JANUARY 29, 2004	By:	/s/ DAVID P. TUSA
Name: David P. Tusa
Title: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated January 28, 2004

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